SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 March 13, 1996

                       Shared Technologies Fairchild Inc.
               (Exact name of registrant as specified in charter)

          Delaware                      0-17366                  87-0424558
(State or other jurisdiction          (Commission              (IRS Employer
       of incorporation)              File Number)           Identification No.)


100 Great Meadow Road, Suite 104, Wethersfield, CT                    06109
   (Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (860) 258-2400


                            Shared Technologies Inc.
         (Former name or former address, if changed since last report).


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Item 2.  Acquisition or Disposition of Assets.

         Pursuant to an Agreement and Plan of Merger dated as of November 9, 1995, as amended on February 2, 1996, February 24, 1996 and March 1, 1996 (collectively, the "Merger Agreement"), among Shared Technologies Fairchild Inc. (formerly named Shared Technologies Inc. and referred to herein before the Merger, as defined below, as "STI"), Fairchild Industries, Inc. ("FII"), RHI Holdings, Inc. ("RHI") and The Fairchild Corporation ("TFC"), STI completed the merger of FII with and into STI on March 13, 1996 (the "Merger") and the surviving corporation was renamed Shared Technologies Fairchild Inc. ("STFI" or the "Company").

         The Merger combines the businesses of STI and FII, which will be conducted by STFI and its subsidiaries following the Merger. These businesses include (a) shared telecommunications services and (b) telecommunications systems. The Acquired Business had combined pro forma sales of approximately $204.0 million for the twelve month period ended September 30, 1995.

         Upon consummation of the Merger, STFI issued to RHI (a) 6.0 million shares of STFI's common stock, par value $.004 par value per share ("Common Stock"), representing approximately 41.4% of the Common Stock after such issuance, (b) Series G Cumulative Convertible Preferred Stock of STFI with an initial liquidation preference of $25.0 million (the "Series G Preferred") and
(c) Series H Special Preferred Stock of STFI with an initial liquidation preference of $20.0 million (the "Series H Preferred"). In connection with the financing transactions described in the following paragraph, STFI entered into an agreement with RHI under which the Series G Preferred and the Series H Preferred will be exchanged for STFI's Series I Cumulative Convertible Preferred Stock and Series J Special Preferred Stock, respectively, having terms substantially identical to the Series G Preferred and Series H Preferred.

         The Company's sources of capital to finance the foregoing acquisition are (a) approximately $112.0 million in cash representing all of the proceeds from the issuance and sale of $163,637,000 aggregate principal amount ($115 million aggregate initial accreted value) of STFI's 12 1/4% Senior Subordinated Discount Notes Due March 1, 2006 and (b) approximately $125 million from borrowings under a $145 million term and revolving credit facility with Credit Suisse, Citicorp USA, Inc. and NationsBank.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

         At the time of the filing of this Form 8-K, it is impracticable for the Company to provide the pro forma financial statements required by Rule 3-05(b) of Regulation S-X with respect to the Merger. Such required financial information will be filed by amendment under cover of Form 8-K/A not later than May 27, 1996, in accordance with Item 7, paragraph (a)(4) of Form 8-K.

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         (b) PRO FORMA FINANCIAL INFORMATION.

         At the time of the filing of this Form 8-K, it is impracticable for the Company to provide the pro forma financial information required by Rule 11-01(c) of Regulation S-X with respect to the Merger. Such required financial information will be filed by amendment under cover of Form 8 not later than May 27, 1996, in accordance with Item 7, paragraph (b)(2) of Form 8-K.

         (c) EXHIBITS.

1. Purchase Agreement dated March 8, 1996 among the Company, STI, the guarantors named therein and CS First Boston Corporation and Citicorp Securities, Inc. (filed herewith).

2.1 Agreement and Plan of Merger dated as of November 9, 1995 among Shared Technologies Fairchild Inc. (formerly Shared Technologies Inc.)("STFI"), Fairchild Industries, Inc. ("FII"), RHI Holdings, Inc. ("RHI") and The Fairchild Corporation ("TFC") filed herewith).

2.2 First Amendment to Agreement and Plan of Merger dated as of February 2, 1996 among STFI, FII, RHI and TFC (filed herewith).

2.3 Second Amendment to Agreement and Plan of Merger dated as of February 24, 1996 among STFI, FII, RHI and TFC (filed herewith).

2.4 Third Amendment to Agreement and Plan of Merger dated as of March 1, 1996 among STFI, FII, RHI and TFC (filed herewith).

3(i).1 Restated Certificate of Incorporation of the Company (filed herewith).

3(i).2 Certificate of Merger of STI and FII (filed herewith).

3(i).3   Certificate  of   Incorporation   of  Shared   Technologies   Fairchild
Communications Corp. ("STFCC") (filed herewith).

3(ii).1 Amended and Restated By-laws of STI (filed herewith).

3(ii).2 Amendment to Amended and Restated By-laws of STI (filed herewith).

3(ii).3 By-laws of STFCC (filed herewith).

4.1 Certificate of Designations of Series G 6% Cumulative Convertible Preferred Stock of STFI (filed herewith).

4.2 Certificate of Designations of Series H Special Preferred Stock of STFI (filed herewith).

4.3 Certificate of Designations of Series I 6% Cumulative Convertible Preferred Stock of STFI (filed herewith).

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4.4  Certificate of  Designations  of Series J Special  Preferred  Stock of STFI
(filed herewith).

4.5 Indenture dated as of March 1, 1996 among the Company, the guarantors named therein and United States Trust Company of New York, as trustee (filed herewith).

4.6 First Supplemental Indenture dated as of March 13, 1996 among the Company, the guarantors named therein and United States Trust Company of New York, as trustee (filed herewith).

10.1 Registration Rights Agreement dated March 8, 1996 among the Company, STFI, the guarantors named therein and CS First Boston Corporation and Citicorp Securities, Inc. (filed herewith).

10.2 Registration Rights Agreement dated March 13, 1996 among STI, RHI and TFC (filed herewith).

10.3 Credit Agreement dated as of March 12, 1996 among the Company, STFI, Credit Suisse, Citicorp USA, Inc., NationsBank and the other lenders named therein (filed herewith).

10.4 Security Agreement dated as of March 13, 1996 among STFCC, STFI, each subsidiary of STFCC named therein and Credit Suisse, as collateral agent for the secured parties (filed herewith).

10.5 Pledge Agreement dated as of March 13, 1996 among STFCC, STFI, each subsidiary of STFCC named therein and Credit Suisse, as collateral agent for the secured parties (filed herewith).

10.6 Pledge Agreement dated as of March 13, 1996 among STFI, RHI and Gadsby & Hannah, as interim pledge agent.

10.7 Parent Guarantee Agreement dated as of March 12, 1996 between STI and Credit Suisse, as collateral agent for the secured parties (filed herewith).

10.8 Subsidiary Guarantee Agreement dated as of March 12, 1996 among the subsidiaries of STFCC and STFI named therein and Credit Suisse, as collateral agent for the secured parties (filed herewith).

10.9 Agreement to Exchange 6% Cumulative Convertible Preferred Stock and Special Preferred Stock dated as of March 1, 1996 among STI, FII, RHI and TFC (filed herewith).

10.10 Shareholders' Agreement dated as of March 13, 1996 among STI, RHI and Anthony D. Autorino (filed herewith).

10.11 Tax Sharing Agreement dated as of March 13, 1996 between STI and RHI (filed herewith).

10.12 Indemnification Agreement dated as of March 13, 1996 between STI and Fairchild Holdings Corp. (filed herewith).

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10.13  Indemnification  Agreement  dated as of March 13, 1996 among STI, TFC and
RHI (filed herewith).

10.14 Indemnity, Subrogation and Contribution Agreement dated as of March 12, 1996 between STFCC and and Credit Suisse, as collateral agent for the secured parties (filed herewith).

23.1 Consent of Rothstein, Kass & Company, P.C. (to be filed by amendment).

23.2 Consent of Arthur Andersen LLP (to be filed by amendment).




                                   SHARED TECHNOLOGIES FAIRCHILD INC.

                           By      /s/  Vincent DiVincenzo
                                   --------------------------------------
                                   Vincent DiVincenzo
                                   Senior Vice President-Administration,
                                   Chief Financial Officer and Treasurer
                                   (Principal Accounting and Financial
                                                     Officer)

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
                                  Exhibit Index

Exhibit No.                Exhibit Description                                     Page No.
1. Purchase Agreement dated March 8, 1996 among the Company, STI, the guarantors named  therein and CS First Boston  Corporation  and Citicorp  Securities,  Inc.
(filed herewith).

2.1 Agreement and Plan of Merger dated as of November 9, 1995 among Shared Technologies Fairchild Inc. (formerly Shared Technologies Inc.)("STFI"), Fairchild Industries, Inc. ("FII"), RHI Holdings, Inc. ("RHI") and The Fairchild Corporation ("TFC") filed herewith).

2.2 First Amendment to Agreement and Plan of Merger dated as of February 2, 1996 among STFI, FII, RHI and TFC (filed herewith).

2.3 Second Amendment to Agreement and Plan of Merger dated as of February 24, 1996 among STFI, FII, RHI and TFC (filed herewith).

2.4 Third Amendment to Agreement and Plan of Merger dated as of March 1, 1996 among STFI, FII, RHI and TFC (filed herewith).

3(i).1 Restated Certificate of Incorporation of the Company (filed herewith).

3(i).2 Certificate of Merger of STI and FII (filed herewith).

3(i).3   Certificate  of   Incorporation   of  Shared   Technologies   Fairchild
Communications Corp. ("STFCC") (filed herewith).

3(ii).1 Amended and Restated By-laws of STI (filed herewith).

3(ii).2 Amendment to Amended and Restated By-laws of STI (filed herewith).

3(ii).3 By-laws of STFCC (filed herewith).

4.1 Certificate of Designations of Series G 6% Cumulative Convertible Preferred Stock of STFI (filed herewith).

4.2 Certificate of Designations of Series H Special Preferred Stock of STFI (filed herewith).

4.3 Certificate of Designations of Series I 6% Cumulative Convertible Preferred Stock of STFI (filed herewith).

4.4 Certificate of Designations of Series J Special Preferred Stock of STFI (filed herewith).

4.5 Indenture dated as of March 1, 1996 among the Company, the guarantors named therein and United States Trust Company of New York, as trustee (filed herewith).

4.6 First Supplemental Indenture dated as of March 13, 1996 among the Company, the guarantors named therein and United States Trust Company of New York, as trustee (filed herewith).

10.1 Registration Rights Agreement dated March 8, 1996 among the Company, STFI, the guarantors named therein and CS First Boston Corporation and Citicorp Securities, Inc. (filed herewith).

10.2 Registration Rights Agreement dated March 13, 1996 among STI, RHI and TFC (filed herewith).

10.3 Credit Agreement dated as of March 12, 1996 among the Company, STFI, Credit Suisse, Citicorp USA, Inc., NationsBank and the other lenders named therein (filed herewith).

10.4 Security Agreement dated as of March 13, 1996 among STFCC, STFI, each subsidiary of STFCC named therein and Credit Suisse, as collateral agent for the secured parties (filed herewith).

10.5 Pledge Agreement dated as of March 13, 1996 among STFCC, STFI, each subsidiary of STFCC named therein and Credit Suisse, as collateral agent for the secured parties (filed herewith).

10.6 Pledge Agreement dated as of March 13, 1996 among STFI, RHI and Gadsby & Hannah, as interim pledge agent.

10.7 Parent Guarantee Agreement dated as of March 12, 1996 between STI and Credit Suisse, as collateral agent for the secured parties (filed herewith).

10.8 Subsidiary Guarantee Agreement dated as of March 12, 1996 among the subsidiaries of STFCC and STFI named therein and Credit Suisse, as collateral agent for the secured parties (filed herewith).

10.9 Agreement to Exchange 6% Cumulative Convertible Preferred Stock and Special Preferred Stock dated as of March 1, 1996 among STI, FII, RHI and TFC (filed herewith).

10.10 Shareholders' Agreement dated as of March 13, 1996 among STI, RHI and Anthony D. Autorino (filed herewith).

10.11 Tax Sharing Agreement dated as of March 13, 1996 between STI and RHI (filed herewith).

10.12 Indemnification Agreement dated as of March 13, 1996 between STI and Fairchild Holdings Corp. (filed herewith).

10.13 Indemnification Agreement dated as of March 13, 1996 among STI, TFC and RHI (filed herewith).

10.14 Indemnity, Subrogation and Contribution Agreement dated as of March 12, 1996 between STFCC and and Credit Suisse, as collateral agent for the secured parties (filed herewith).

23.1 Consent of Rothstein, Kass & Company, P.C. (to be filed by amendment).

23.2 Consent of Arthur Andersen LLP (to be filed by amendment).
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